As filed with the Securities and Exchange Commission on October 18, 2000 Registration No. 333-______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               ------------------

                           ONYX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

                               -------------------

                  DELAWARE                            94-3154463
        (State of incorporation)          (I.R.S. Employer Identification No.)

                               -------------------
                               3031 RESEARCH DRIVE
                           RICHMOND, CALIFORNIA 94806
                                 (510) 222-9700
          (Address and telephone number of Principal Executive Offices)

                           1996 EQUITY INCENTIVE PLAN
                          1996 NON-EMPLOYEE DIRECTORS'
                                STOCK OPTION PLAN
                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)

                               HOLLINGS C. RENTON
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           ONYX PHARMACEUTICALS, INC.
                               3031 RESEARCH DRIVE
                           RICHMOND, CALIFORNIA 94806
                                 (510) 222-9700
           (Name, address, and telephone number of agent for service)

                              --------------------

                                   Copies to:
                              ROBERT L. JONES, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                        PALO ALTO, CALIFORNIA 94306-2155
                                 (650) 843-5000

                         CALCULATION OF REGISTRATION FEE


-------------------------- ------------------------ ----------------------- ------------------------ -----------------------
                                                       PROPOSED MAXIMUM        PROPOSED MAXIMUM
 TITLE OF SECURITIES TO    AMOUNT TO BE REGISTERED    OFFERING PRICE PER      AGGREGATE OFFERING           AMOUNT OF
      BE REGISTERED                                        SHARE(1)                PRICE(1)             REGISTRATION FEE
-------------------------- ------------------------ ----------------------- ------------------------ -----------------------

Stock options and common
stock (par value $.001)            550,000                 $15.53               $8,541,500                 $2,254.96

-------------------------- ------------------------ ----------------------- ------------------------  -----------------------


(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) of the Securities Act of 1933, as amended. The offering price per share and aggregate offering price are based on the average of the high and low prices of the Registrant's Common Stock as reported on the Nasdaq National Market on October 13, 2000.

===============================================================================

                                EXPLANATORY NOTE

         This registration statement on Form S-8 is being filed for the purpose of registering an additional 550,000 shares of ONYX Pharmaceuticals, Inc.'s common stock, of which 400,000 shares are issuable pursuant to ONYX's 1996 Equity Incentive Plan, as amended, 75,000 shares are issuable pursuant to ONYX's 1996 Non-Employee Directors' Stock Option Plan, as amended, and 75,000 shares are issuable pursuant to ONYX's Employee Stock Purchase Plan, as amended. The registration statements on Form S-8 previously filed with the Securities and Exchange Commission relating to the 1996 Equity Incentive Plan, the 1996 Non-Employee Directors' Stock Option Plan and the Employee Stock Purchase Plan (File Nos. 333-04839, 333-34681, 333-60805 and 333-84113) are incorporated by reference herein.

                                    EXHIBITS


EXHIBIT
NUMBER
-------


5.1               Opinion of Cooley Godward LLP.

23.1              Consent of Ernst & Young LLP, Independent Auditors.

23.2              Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

24.1              Power of Attorney.  Reference is made to the signature pages.

99.1*             1996 Equity Incentive Plan.

99.2*             1996 Non-Employee Directors' Stock Option Plan.

99.3*             Employee Stock Purchase Plan.



----------------------
*Previously filed

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of California, on the 18th day of October, 2000.

                                    ONYX PHARMACEUTICALS, INC.

                                    By: /s/ Hollings C. Renton
                                        -------------------------------
                                        HOLLINGS C. RENTON
                                        President, Chief Executive Officer and
                                        Chairman of the Board

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Hollings C. Renton and Marilyn E. Wortzman, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


         SIGNATURE                                      TITLE                                    DATE



/s/ Hollings C. Renton               President, Chief Executive Officer and               October 18, 2000
------------------------             Chairman of the Board (PRINCIPAL
Hollings C. Renton                   EXECUTIVE AND FINANCIAL OFFICER)


                                      II-1


/s/ Marilyn E. Wortzman              Controller (PRINCIPAL ACCOUNTING                      October 18, 2000
------------------------             OFFICER)
Marilyn E. Wortzman

                                     Director                                              __________, 2000
------------------------
Michael J. Berendt


/s/ Paul Goddard                     Director                                              October 18, 2000
------------------------
Paul Goddard


/s/ Magnus Lundberg                  Director                                              October 18, 2000
------------------------
Magnus Lundberg


                                     Director                                              __________, 2000
------------------------
George A. Scangos


/s/ Nicole Vitullo                   Director                                              October 18, 2000
------------------------
Nicole Vitullo


/s/ Wendell Wierenga                 Director                                              October 18, 2000
------------------------
Wendell Wierenga



                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION
-----------       -----------


5.1               Opinion of Cooley Godward LLP.

23.1              Consent of Ernst & Young LLP, Independent Auditors.

23.2              Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

24.1              Power of Attorney.  Reference is made to the signature pages.

99.1*             1996 Equity Incentive Plan.

99.2*             1996 Non-Employee Directors' Stock Option Plan.

99.3*             Employee Stock Purchase Plan.



------------------------
*  Previously filed.